Jan. 04, 2016

THE VANTAGEPOINT FUNDS

Vantagepoint Growth & Income Fund

Supplement dated February 12, 2016 to the Prospectus dated May 1, 2015, as revised January 4, 2016 and as supplemented

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus and any supplements thereto.

VANTAGEPOINT GROWTH & INCOME FUND

The investment subadvisory agreement by and between The Vantagepoint Funds, on behalf of the Vantagepoint Growth & Income Fund ("Growth & Income Fund"), Vantagepoint Investment Advisers, LLC and Fiduciary Management, Inc. ("FMI") was amended effective January 28, 2016 to include a revised fee schedule.

As a result of this fee schedule amendment, the following replaces the information related to the Growth & Income Fund found in the "Annual Fund Operating Expenses" table and "Example" on page 15 of the Prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees[1]	0.44%	0.44%
Other expenses	0.13%	0.38%
Total annual fund operating expenses[1]	0.57%	0.82%

[1]	Fees and expenses have been restated to reflect current fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
T Shares	$58	$183	$318	$714
Investor Shares	$84	$262	$455	$1,014